UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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RAPT Therapeutics, Inc.

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Your Vote Counts! RAPT THERAPEUTICS, INC. 2025 Annual Meeting Vote by May 28, 2025 11:59 PM ET RAPT THERAPEUTICS, INC. 561 ECCLES AVENUE SOUTH SAN FRANCISCO, CA 94080 V70517-P27479 You invested in RAPT THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2025. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 29, 2025 10:00 AM PDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/RAPT2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect one Class III director to hold office until RAPT Therapeutics, Inc.’s 2028 annual meeting of stockholders or until his successor has been duly elected and qualified. Nominee: 1a. Dr. Michael F. Giordano For 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of RAPT Therapeutics, Inc. for its fiscal year ending December 31, 2025. For 3. To approve, on an advisory basis, the compensation of RAPT Therapeutics, Inc.’s named executive officers. For 4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of RAPT Therapeutics, Inc.’s named executive officers. 1 Year 5. To approve the amendment of RAPT Therapeutics, Inc.’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of RAPT Therapeutics Inc.’s issued and outstanding common stock, at a ratio of one-for-eight. For 6. To approve RAPT Therapeutics, Inc.’s 2025 Equity Incentive Plan. For 7. To approve the amendment and restatement of RAPT Therapeutics, Inc.’s 2019 Employee Stock Purchase Plan to remove the evergreen provision and increase the aggregate number of shares of the RAPT Therapeutics, Inc.’s common stock reserved for issuance under the ESPP by 4,000,000 shares. For NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V70518-P27479